STATEMENT OF ADDITIONAL INFORMATION

                           INDIVIDUAL FLEXIBLE PAYMENT
                           VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                         BMA VARIABLE ANNUITY ACCOUNT A

                                       AND

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                                SEPTEMBER 6, 1998

THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACTS WHICH ARE REFERRED TO HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS, CALL OR WRITE THE COMPANY AT: 1-888-262-8131, 9735 Landmark Parkway Drive, St. Louis, MO 63127-1690.

THIS STATEMENT OF ADDITIONAL INFORMATION AND THE PROSPECTUS ARE DATED SEPTEMBER 6, 1998.


                                TABLE OF CONTENTS

COMPANY  ..................................................................3

EXPERTS  ..................................................................3

LEGAL OPINIONS.............................................................3

DISTRIBUTOR................................................................3

CALCULATION OF PERFORMANCE DATA............................................3

FEDERAL TAX STATUS.........................................................7

ANNUITY PROVISIONS........................................................13

MORTALITY AND EXPENSE GUARANTEE...........................................15

FINANCIAL STATEMENTS......................................................15


                                     COMPANY

Business Men's Assurance Company of America ("BMA" or the "Company"), BMA Tower, 700 Karnes Blvd., Kansas City, Missouri, 64108 was incorporated in 1909 under the laws of the state of Missouri. BMA is licensed in the District of Columbia, Puerto Rico and all states except New York. BMA is a wholly owned subsidiary of Assicurazioni Generali S.p.A., which is the largest insurance organization in Italy.

                                     EXPERTS

The financial statements of BMA Variable Annuity Account A at December 31, 1997, and for the period from November 24, 1997 (inception) to December 31, 1997, and the consolidated financial statements of Business Men's Assurance Company of America at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri 64105, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut has provided advice on certain matters relating to the federal securities and income tax laws in connection with the contracts.

                                   DISTRIBUTOR

Jones & Babson, Inc., acts as the distributor. The offering is on a continuous basis.

                         CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.

Any such advertisement will include average annual total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the coverage charge, the expenses for the underlying investment portfolio being advertised and any applicable contract maintenance charges and withdrawal charges.

The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable contract maintenance charges and any applicable withdrawal charges to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described.

The formula used in these calculations is:

                                           n
                                P ( 1 + T)    =  ERV

Where:

         P        =        a hypothetical initial payment of $1,000
         T        =        average annual total return
         n        =        number of years
         ERV      =        ending  redeemable  value  at the end of the  time
                           periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any withdrawal charge and contract maintenance charge. The deduction of any withdrawal charge and contract maintenance charge would reduce any percentage increase or make greater any percentage decrease.

Owners should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what an Owner's total return may be in any future period.

YIELD

THE MONEY MARKET PORTFOLIO. The Company may advertise yield and effective information for the Money Market Portfolio. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the subaccount refers to the income generated by an investment in the subaccount over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The Money Market Portfolio's current yield is computed on a base period return of a hypothetical Contract having a beginning balance of one accumulation unit for a particular period of time (generally seven days). The return is determined by dividing the net change (exclusive of any capital changes) in such accumulation unit by its beginning value, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends paid by the Portfolio, and the deduction of the coverage charge and contract maintenance charge. The effective yield reflects the effects of compounding and represents an annualization of the current return with all dividends reinvested.

(Effective yield = [(Base Period Return + 1)365/7]-1.)

The Company does not currently advertise any yield information for the Money Market Portfolio.

OTHER PORTFOLIOS. The Company may also quote current yield in sales literature, advertisements and Owner communications for the other Portfolios. Each Portfolio (other than the Money Market Portfolio) will publish standardized total return information with any quotation of current yield.

The yield computation is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for the coverage charge and the contract maintenance charge) by the accumulation unit value on the last day of the period, according to the following formula:

                                           6
              Yield  =  2  [[(a-b)  +  1]    -  1]
                             ----
                             cd

Where:

          a = net investment income earned during the period by the Portfolio attributable to shares owned by the subaccount.

          b  = expenses accrued for the period (net of reimbursements).

          c = the average daily number of accumulation units outstanding during the period.

          d = the maximum offering price per accumulation unit on the last day of the period.

The above formula will be used in calculating quotations of yield, based on specified 30-day periods identified in the advertisement or communication. Yield calculations assume no withdrawal charge. The Company does not currently advertise any yield information for any Portfolio.

HISTORICAL UNIT VALUES

The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.

In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

REPORTING AGENCIES

The Company may also distribute sales literature which compares the performance of the accumulation unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger.

Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.

                               FEDERAL TAX STATUS

GENERAL

NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED HEREIN MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

Section 72 of the Code governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions. The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

DIVERSIFICATION

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all investment portfolios underlying the Contracts will
be  managed  in  such  a  manner  as  to  comply   with  these   diversification
requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owners being retroactively determined to be the owners of the assets of the Separate Account.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

MULTIPLE CONTRACTS

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

CONTRACTS OWNED BY OTHER THAN NATURAL PERSONS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

TAX TREATMENT OF ASSIGNMENTS

An assignment or pledge of a Contract may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign or pledge their Contracts.

INCOME TAX WITHHOLDING

All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 or Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to:
a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or
c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions). Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

TAX TREATMENT OF WITHDRAWALS - NON-QUALIFIED CONTRACTS

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

QUALIFIED PLANS

The Contracts offered herein may also be used as Qualified Contracts. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. The following discussion of Qualified Contracts is not exhaustive and is for general informational purposes only. The tax rules regarding Qualified Contracts are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing Qualified Contracts.

Qualified Contracts include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Qualified Contracts are not transferable except upon surrender or annuitization.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. Qualified Contracts will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

   ROTH IRAS

Beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRA and non-Roth IRAs.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. However, for rollovers in 1998, the individual may pay that tax ratably over the four taxable year period beginning with tax year 1998.

Purchasers of Contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

TAX TREATMENT OF WITHDRAWALS - QUALIFIED CONTRACTS

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Section 408 and 408A (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Annuitant reaches age 59 1/2; (b) distributions following the death or disability of the Annuitant (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Annuitant or the joint lives (or joint life expectancies) of the Annuitant and his or her designated Beneficiary; (d) distributions made to the Annuitant to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the Annuitant for amounts paid during the taxable year for medical care; (e) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Annuitant and his or her spouse and dependents if the Annuitant has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Annuitant has been re-employed for at least 60 days); (f) distributions from an Individual Retirement Annuity made to the Annuitant to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Annuitant for the taxable year; and (g) distributions from an Individual Retirement Annuity made to the Annuitant which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code).

Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains age 70 1/2. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

                               ANNUITY PROVISIONS

FIXED ANNUITY

A fixed annuity is an annuity with payments which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The dollar amount of each fixed annuity will be determined in accordance with annuity tables contained in the contract.

VARIABLE ANNUITY

A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable investment portfolio(s) of the Separate Account.

ANNUITY UNIT VALUE

On the Annuity Date a fixed number of Annuity Units will be purchased as follows:

For each Subaccount the fixed number of Annuity Units is equal to the Adjusted Contract Value for all Subaccounts, divided first by $1000, then multiplied by the appropriate Annuity Payment amount from the Annuity Table contained in the Contract for each $1000 of value for the Annuity Option selected, and then divided by the Annuity Unit value for that Subaccount on the Annuity Date. After that, the number of Annuity Units in each Subaccount remains unchanged unless you elect to transfer between Subaccounts. All calculations will appropriately reflect the Annuity Payment frequency selected.

On each Annuity Payment date, the total Variable Annuity Payment is the sum of the Annuity Payments for each Subaccount. The Variable Annuity Payment in each Subaccount is determined by multiplying the number of Annuity Units then allocated to such Subaccount by the Annuity Unit value for that Subaccount.

On each subsequent business day, the value of an Annuity Unit is determined in the following way:

First: The net Investment Factor is determined as described in the Prospectus under "Accumulation Units".

Second: The value of an Annuity Unit for a business day is equal to:

          a. the value of the Annuity Unit for the immediately preceding business day;

          b.   multiplied by the Net Investment Factor for current business day;

          c. divided by the Assumed Net Investment Factor (see below) for the business day.

The Assumed Net Investment Factor is equal to one plus the Assumed Investment Return which is used in determining the basis for the purchase of an Annuity, adjusted to reflect the particular business day. The Assumed Investment Return that we will use is 3 1/2%. However, we may agree with you to use a different value.

BMA may elect to determine the amount of each annuity payment up to 10 business days prior to the elected payment date. The value of your contract less any applicable premium tax is applied to the applicable annuity table to determine the initial annuity payment.

                         MORTALITY AND EXPENSE GUARANTEE

We guarantee that the dollar amount of each Annuity Payment after the first will not be affected by variations in mortality or expense experience.

                              FINANCIAL STATEMENTS

The unaudited balance sheet of BMA Variable Annuity Account A as of June 30, 1998, and the related statement of operations and changes in net assets for the period from December 31, 1997 to June 30, 1998, follow.

The audited balance sheet of BMA Variable Annuity Account A as of December 31, 1997 and the related statement of operations and changes in net assets for the period from November 24, 1997 (inception) to December 31, 1997, and the report of Ernst & Young LLP, independent auditors with respect thereto, follow.

The audited consolidated financial statements of the Company as of December 31, 1997 and 1996, and for each of the years in the three year period ended December 31, 1997, which are also included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.





                         BMA VARIABLE ANNUITY ACCOUNT A

                       Statement of Assets and Liabilities

ASSETS

                                                                                             JUNE 30, 1998
                                                                                               (UNAUDITED)
                                                                                               -----------

INVESTMENTS:

Investors Mark Series Fund, Inc. (IMSF):
   Balanced - 12,841 shares at net asset value of $10.32 per share (cost,
       $127,806)                                                                                  $132,519
   Growth and Income - 30,441 shares at net asset value of $11.40 per
       share (cost, $323,129)                                                                      347,027
   Large Cap Value  - 24,730 shares at net asset value of $10.98 per
       share (cost, $250,040)                                                                      271,535
   Small Cap Equity  - 7,004 shares at net asset value of $9.07 per share
       (cost, $67,527)                                                                              63,526
   Large Cap Growth - 4,329 shares at net asset value of $12.65 per share
       (cost, $46,881)                                                                              54,762
   Intermediate Fixed Income - 16,780 shares at net asset value of $10.43
       per share (cost, $171,003)                                                                  175,015
   Mid Cap Equity - 7,483 shares at net asset value of $11.55 per share
       (cost, $79,829)                                                                              86,429
   Money Market - 17,607 shares at net asset value of $1.00 per share
       (cost, $17,150)                                                                              17,607
   Global Fixed Income - 1,453 shares at net asset value of $10.41 per
       share (cost, $14,824)                                                                        15,154
   Berger Institutional Products Trust (Berger IBT):
     Berger IPT International Fund - 18,998 shares at net asset value of
       $11.37 per share (cost, $196,475)                                                           216,007
                                                                                                   -------
TOTAL ASSETS                                                                                    $1,379,581
                                                                                                ----------



See accompanying notes to unaudited financial statements.


LIABILITIES AND NET ASSETS

                                                                   JUNE 30, 1998
Net assets are represented:                                         (UNAUDITED)
                                                  -------------------------------------------------
                                                        NUMBER       UNIT VALUE
                                                       OF UNITS                       AMOUNT
                                                  -------------------------------------------------

   IMSF Balanced:
      Accumulation units                                12,731        $10.3776         $132,119
   IMSF Growth and Income
      Accumulation units                                31,585         10.9500          345,857
   IMSF Large Cap Value
      Accumulation units                                24,830         10.8962          270,649
   IMSF Small Cap Equity
      Accumulation units                                7,019          9.0219            63,308
   IMSF Large Cap Growth
      Accumulation units                                4,459          12.2392           54,580
   IMSF Intermediate Fixed Income
      Accumulation units                                16,772         10.4020          174,429
   IMSF Mid Cap Equity
      Accumulation units                                7,788          11.0640           86,135
   IMSF Money Market
      Accumulation units                                1,720          10.2271           17,592
   IMSF Global Fixed Income
      Accumulation units                                1,441          10.4778           15,104
   Berger IPT International
      Accumulation units                                17,925         12.0872          215,284
   Net assets                                                                    -----------------
                                                                                      1,375,057

Mortality and expense risks payable                                                       4,524
                                                                                 ------------------
Total liabilities and net assets                                                     $1,379,581
                                                                                 ==================


See accompanying notes to unaudited financial statements.


                         BMA VARIABLE ANNUITY ACCOUNT A

                Statement of Operations and Changes in Net Assets

                   Six Months Ended June 30, 1998 (Unaudited)

                                                                    GROWTH        LARGE CAP      SMALL CAP       LARGE CAP
                                                     BALANCED      & INCOME         VALUE          EQUITY         GROWTH
                                                   ------------- -------------- -------------- --------------- --------------

Investment Income                                            $0              0              0               0              0
Mortality, expense and
   administrative charges                                   724          1,883          1,402             362            294
                                                   ------------- -------------- -------------- --------------- --------------
Net investment income (loss)                               (724)        (1,883)        (1,402)           (362)          (294)
Capital gain distributions                                    0              0              0               0              0
Realized gain (loss) on investments                          72            164            590              10            144
Unrealized appreciation
   (depreciation) on investments                          4,626         23,688         20,880         (3,738)          7,639
                                                   ------------- -------------- -------------- --------------- --------------
Net realized and unrealized gain
   (loss) on investments                                  4,698         23,852         21,470         (3,728)          7,783
                                                   ------------- -------------- -------------- --------------- --------------
Net increase (decrease) in net assets resulting
   from operations                                        3,974         21,969         20,068         (4,090)          7,489
Net assets at beginning of period                         1,009          3,550          3,521           4,923          3,600
Variable annuity deposits                               118,346        309,254        235,958          51,897         41,800
Terminations and Withdrawals                               (43)           (80)           (89)             (5)              0
Net transfers*                                            8,833         11,164         11,191          10,583          1,691
                                                   ============= ============== ============== =============== ==============
Net assets at end of period                            $132,119        345,857        270,649          63,308         54,580
                                                   ============= ============== ============== =============== ==============

* Includes transfer activity from (to) other subaccounts and transfers (from) to the fixed accounts.

See accompanying notes to unaudited financial statements.



                         BMA VARIABLE ANNUITY ACCOUNT A

                Statement of Operations and Changes in Net Assets

                   Six Months Ended June 30, 1998 (Unaudited)

                                            INTERMEDIATE       MID CAP       MONEY       GLOBAL FIXED       BERGER IPT
                                            FIXED INCOME        EQUITY       MARKET         INCOME         INTERNATIONAL      TOTAL
                                          ------------------ ------------- ----------- ----------------- ------------------ --------

Investment Income                                0             0             453            0                   0           $453
Mortality, expense and
   administrative charges                      929           490             122           79               1,168          7,453
                                          --------- ------------- --------------- ------------ ------------------- -------------
Net investment income (loss)                  (929)         (490)             331         (79)             (1,168)        (7,000)
Capital gain distributions                       0             0               0            1                   0              1
Realized gain (loss) on investments              8           133               0            0                 137          1,258
Unrealized appreciation
   (depreciation) on investments             3,993         6,476               0          308              19,379         83,251
                                          --------- ------------- --------------- ------------ ------------------- -------------
Net realized and unrealized gain
   (loss) on investments                     4,001         6,609               0          309              19,516         84,510
                                          --------- ------------- --------------- ------------ ------------------- -------------
Net increase in net assets resulting
   from operations                           3,072         6,119             331          230              18,348         77,510
Net assets at beginning of period            1,011         5,494           1,003        1,021               5,017         30,149
Variable annuity deposits                  164,279        71,510          94,901       11,779             185,185      1,284,909
Terminations and Withdrawals                     0             0               0            0                   0          (217)
Net transfers*                               6,067         3,012        (78,643)        2,074               6,734       (17,294)
                                          ========= ============= =============== ============ =================== =============
Net assets at end of period                174,429        86,135          17,592       15,104             215,284      1,375,057
                                          ========= ============= =============== ============ =================== =============

* Includes transfer activity from (to) other subaccounts and transfers (from) to the fixed accounts.

See accompanying notes to unaudited financial statements.



                         BMA VARIABLE ANNUITY ACCOUNT A

                     Notes to Unaudited Financial Statements

                                  June 30, 1998

These financial statements are unaudited but, in management's opinion, include all adjustments necessary for a fair presentation of results.

The Variable Annuity Account A commenced operations on November 24, 1997. Therefore, a statement of operations and changes in net assets has not been presented for the six months ended June 30, 1997.

These interim financial statements should be read in conjunction with the BMA Variable Annuity Account A financial statements for the period from November 24, 1997 (inception) to December 31, 1997.




                              Financial Statements

                         BMA Variable Annuity Account A

                    Period from November 24, 1997 (inception)
                              to December 31, 1997

                       With Report of Independent Auditors

                         BMA Variable Annuity Account A

                              Financial Statements

         Period from November 24, 1997 (inception) to December 31, 1997

                                    Contents

Report of Independent Auditors...............................................1

Audited Financial Statements

Statement of Assets and Liabilities..........................................2
Statement of Operations and Changes in Net Assets............................4
Notes to Financial Statements................................................5

                         Report of Independent Auditors

The Contract Owners of BMA Variable Annuity
   Account A and The Board of Directors of
   Business Men's Assurance Company of America

We have audited the accompanying statement of assets and liabilities of the various portfolios of BMA Variable Annuity Account A (the Company) as of December 31, 1997, and the related statement of operations and changes in net assets for the period from November 24, 1997 (inception) to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BMA Variable Annuity Account A at December 31, 1997, and the results of its operations and changes in net assets for the period from November 24, 1997 (inception) to December 31, 1997, in conformity with generally accepted accounting principles.

                                          /s/ ERNST & YOUNG LLP


Kansas City, Missouri
February 6, 1998


                         BMA Variable Annuity Account A
                       Statement of Assets and Liabilities
                                December 31, 1997

Assets
Investments (Notes 1 and 3):
   Investors Mark Series Fund, Inc. (IMSF):
     Balanced - 101 shares at net asset value of
       $9.96 per share (cost, $1,006)                                                         $  1,010
     Growth and Income - 341 shares at net asset
       value of $10.41 per share (cost, $3,501)                                                  3,552
     Large Cap Value - 364 shares at net asset value of $9.69
       per share (cost, $3,503)                                                                  3,523
     Small Cap Equity - 509 shares at net asset value of $9.69
       per share (cost, $5,000)                                                                  4,927
     Large Cap Growth - 336 shares at net asset value of $10.71
       per share (cost, $3,500)                                                                  3,602
     Intermediate Fixed Income - 101 shares at net asset value
       of $10.06 per share (cost, $1,007)                                                        1,012
     Mid Cap Equity - 524 shares at net asset
       value of $10.49 per share (cost, $5,506)                                                  5,498
     Money Market - 1,004 shares at net asset value
       of $1.00 per share (cost, $1,004)                                                         1,004
     Global Fixed Income - 101 shares at net asset
       value of $10.09 per share (cost, $1,008)                                                  1,023
   Berger Institutional Products Trust (Berger IPT):
     Berger IPT International Fund - 513 shares at net asset
       value of $9.79 per share (cost, $5,000)                                                   5,022
                                                                                        ===================
Total assets                                                                                   $30,173
                                                                                        ===================

Liabilities and net assets
Mortality and expense risks payable                                                              $  24
Net assets are represented by (Note 3):
                                                           Number            Unit
                                                          of Units           Value            Amount
                                                      -----------------------------------------------------
   IMSF Balanced:
     Accumulation units                                       100            $10.09             1,009
   IMSF Growth and Income:
     Accumulation units                                       353             10.06             3,550
   IMSF Large Cap Value:
     Accumulation units                                       364              9.68             3,521
   IMSF Small Cap Equity:
     Accumulation units                                       507              9.71             4,923
   IMSF Large Cap Growth:
     Accumulation units                                       345             10.43             3,600
   IMSF Intermediate Fixed Income:
     Accumulation units                                       100             10.11             1,011
   IMSF Mid Cap Equity:
     Accumulation units                                       543             10.12             5,494
   IMSF Money Market:
     Accumulation units                                       100             10.03             1,003
   IMSF Global Fixed Income:
     Accumulation units                                       100             10.21             1,021
   Berger IPT International:
     Accumulation units                                       482             10.41             5,017
                                                                                       -------------------
Net assets                                                                                     30,149
                                                                                       -------------------
Total liabilities and net assets                                                              $30,173
                                                                                        ===================

See accompanying notes.


                         BMA Variable Annuity Account A
                Statement of Operations and Changes in Net Assets
         Period from November 24, 1997 (inception) to December 31, 1997

                                                             GROWTH       LARGE         SMALL        LARGE      INTERMEDIATE
                                                               AND         CAP           CAP          CAP          FIXED
                                               BALANCED      INCOME       VALUE        EQUITY       GROWTH         INCOME
                                            ----------------------------------------------------------------------------------

Investment income                             $      6      $       1   $       3    $       -    $       -      $       7
Expenses (Note 2):
   Mortality, expense and
     administrative charges                          1              2           2            4            2              1
                                            ----------------------------------------------------------------------------------
Net investment income                                5             (1)          1           (4)          (2)             6
Capital gain distributions                           -              -           -            -            -              -
Unrealized appreciation (depreciation)
   on investments                                    4             51          20          (73)         102              5
                                            ----------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                    4             51          20          (73)         102              5
                                            ----------------------------------------------------------------------------------

Net increase (decrease) in net assets
   resulting from operations                         9             50          21          (77)         100             11

Net assets at beginning of period                    -              -           -            -            -              -
Variable annuity deposits
   (Notes 2 and 3)                               1,000          3,500       3,500        5,000        3,500          1,000
                                            ==================================================================================
Net assets at end of period                     $1,009         $3,550      $3,521       $4,923       $3,600         $1,011
                                            ==================================================================================

See accompanying notes.





                         BMA Variable Annuity Account A
                Statement of Operations and Changes in Net Assets
         Period from November 24, 1997 (inception) to December 31, 1997

                                                                       GLOBAL FIXED
                                                MID CAP       MONEY       INCOME      BERGER IPT
                                                EQUITY       MARKET                  INTERNATIONAL      TOTAL
                                            ----------------------------------------------------------------------

Investment income                              $       6    $       4    $       8     $       -     $       35
Expenses (Note 2):
   Mortality, expense and
     administrative charges                            4            1            2             5             24
                                            ----------------------------------------------------------------------
Net investment income                                  2            3            6            (5)            11
Capital gain distributions                             -            -            -             -              -
Unrealized appreciation (depreciation)
   on investments                                     (8)           -           15            22            138
                                            ----------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                     (8)           -           15            22            138
                                            ----------------------------------------------------------------------

Net increase (decrease) in net assets
   resulting from operations                          (6)           3           21            17            149

Net assets at beginning of period                      -            -            -             -              -
Variable annuity deposits
   (Notes 2 and 3)                                 5,500        1,000        1,000         5,000         30,000
                                            ======================================================================
Net assets at end of period                       $5,494       $1,003       $1,021        $5,017        $30,149
                                            ======================================================================

See accompanying notes.




                         BMA Variable Annuity Account A
                          Notes to Financial Statements
                                December 31, 1997

1.   Summary of Significant Accounting Policies

Organization

BMA Variable Annuity Account A (the Account) is a separate account of Business Men's Assurance Company of America (BMA). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.

Deposits received by the Account are invested in the Investors Mark Series Funds, Inc. (IMSF) funds or the Berger Institutional Products Trust (IPT) fund (mutual funds not otherwise available to the public). As directed by the owners, amounts may be invested in shares of the following portfolios:

     IMSF Balanced (emphasis on long-term growth and high current income) IMSF Growth and Income (emphasis on long-term growth and income without a lot of fluctuation in market value) IMSF Large Cap Value (emphasis on long-term capital growth) IMSF Small Cap Equity (emphasis on long-term growth by investing in small and medium sized companies) IMSF Large Cap Growth (emphasis on long-term capital appreciation) IMSF Intermediate Fixed Income (emphasis on current income with stability of principal and liquidity) IMSF Mid Cap Equity (emphasis on long-term growth by investing in common stock of mid-sized companies) IMSF Money Market (emphasis on current income while preserving capital and maintaining liquidity) IMSF Global Fixed Income (emphasis on maximizing total return and generating a market level return while preserving both liquidity and principal)

     Berger IPT International (emphasis on long-term capital appreciation through investments in non-U.S. equity securities of well-established companies)

Under the terms of the investment advisory contracts, portfolio investments of the underlying mutual funds of IMSF are made by Investors Mark Series Fund, LLC (IMSF, LLC), which is owned by Jones & Babson, Inc., a wholly-owned subsidiary of BMA. IMSF, LLC has engaged Standish, Ayer & Wood, Inc. to provide subadvisory services for the Intermediate Fixed Income Portfolio, the Mid Cap Equity Portfolio and the Money Market Portfolio. IMSF, LLC has engaged Standish International Management Company, L.P. to provide subadvisory services for the Global Fixed Income Portfolio. IMSF, LLC has engaged Stein Roe & Farnam, Incorporated to provide subadvisory services for the

1.   Summary of Significant Accounting Policies (continued)

Small Cap Equity Portfolio and the Large Cap Growth Portfolio. IMSF, LLC has engaged David L. Babson & Co., Inc. to provide subadvisory services for the Large Cap Value Portfolio. IMSF, LLC has engaged Lord, Abbett & Co. to provide subadvisory services for the Growth and Income Portfolio. IMSF, LLC has engaged Kornitzer Capital Management, Inc. to provide subadvisory services for the Balanced Portfolio.

Berger Institutional Products Trust is a mutual fund with multiple portfolios, one of which, the Berger/BIAM IPT - International Fund, is managed by BBOI Worldwide LLC. BBOI Worldwide LLC has retained Bank of Ireland Asset Management (U.S.) Limited (BIAM) as subadvisor.

Investment Valuation

Investments in mutual fund shares are carried in the statement of assets and liabilities at fair value (net asset value of the underlying mutual fund). The first-in, first-out method is used to determine realized gains and losses. Security transactions are accounted for on the trade date and dividend income from the funds to the Account is recorded on the ex-dividend date and reinvested upon receipt. Capital gain distributions from the mutual funds to the Account are also reinvested upon receipt.

The cost of investments purchased was as follows:

                                                             Period from
                                                          November 24, 1997
                                                           (inception) to
                                                          December 31, 1997
                                                     ---------------------------

IMSF Balanced                                                   $1,006
IMSF Growth and Income                                           3,501
IMSF Large Cap Value                                             3,503
IMSF Small Cap Equity                                            5,000
IMSF Large Cap Growth                                            3,500
IMSF Intermediate Fixed Income                                   1,007
IMSF Mid Cap Equity                                              5,506
IMSF Money Market                                                1,004
IMSF Global Fixed Income                                         1,008
Berger IPT International                                         5,000


1.   Summary of Significant Accounting Policies (continued)

Federal Income Taxes

The operations of the Account form a part of, and are taxed with, the operations of BMA, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset values of the subaccounts are not affected by federal income taxes on income distributions received by the subaccounts.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.   Variable Annuity Contract Charges

BMA deducts an administrative fee of $35 per year for each contract, except for certain contracts based on a minimum account value. Mortality and expense risks assumed by BMA are compensated for by a fee equivalent to an annual rate of 1.40% annually of the average daily value of each contract.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law, either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

A  contingent   deferred  sales  charge  is  assessed  by  BMA  against  certain withdrawals during the first seven years of the contract, declining from 7% in the first year to 1% in the seventh year.

Contract charges retained by BMA from the proceeds of sales of annuity contracts were not significant during 1997.

3.   Summary of Unit Transactions

                                                                Number
                                                               of Units
                                                              Period from
                                                           November 24, 1997
                                                            (inception) to
                                                           December 31, 1997
                                                      --------------------------

Balanced:
  Variable annuity deposits                                       100
Growth and Income:
  Variable annuity deposits                                       353
Large Cap Value:
  Variable annuity deposits                                       364
Small Cap Equity:
  Variable annuity deposits                                       507
Large Cap Growth:
  Variable annuity deposits                                       345
Intermediate Fixed Income:
  Variable annuity deposits                                       100
Mid Cap Equity:
  Variable annuity deposits                                       543
Money Market:
  Variable annuity deposits                                       100
Global Fixed Income:
  Variable annuity deposits                                       100
Berger IPT International:
  Variable annuity deposits                                       482

                        CONSOLIDATED FINANCIAL STATEMENTS

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                  (A MEMBER OF THE GENERALI GROUP OF COMPANIES)
                     YEARS ENDED DECEMBER 31, 1997 AND 1996
                       WITH REPORT OF INDEPENDENT AUDITORS



                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)
                        Consolidated Financial Statements
                     Years ended December 31, 1997 and 1996

                                    CONTENTS

Report of Independent Auditors................................................1

Audited Consolidated Financial Statements

Consolidated Balance Sheets...................................................2
Consolidated Statements of Operations.........................................4
Consolidated Statements of Stockholder's Equity...............................5
Consolidated Statements of Cash Flows.........................................6
Notes to Consolidated Financial Statements....................................8



                         Report of Independent Auditors

The Board of Directors

Business Men's Assurance Company of America

We have audited the accompanying consolidated balance sheets of Business Men's Assurance Company of America (an ultimate subsidiary of Assicurazioni Generali, S.p.A.) (the Company) as of December 31, 1997 and 1996, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Business Men's Assurance Company of America at December 31, 1997 and 1996, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                /s/ ERNST & YOUNG LLP

Kansas City, Missouri
February 6, 1998




                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)
                           Consolidated Balance Sheets

                                                                                   DECEMBER 31
                                                                             1997              1996
                                                                       ------------------------------------
                                                                                 (In Thousands)

ASSETS

Investments (Notes 1 and 3): Securities available-for-sale, at fair value:
     Fixed maturities (amortized cost - $1,308,458 in 1997
       and $1,286,888 in 1996)                                               $1,326,018       $1,288,934
     Equity securities (cost - $46,807 in 1997 and $28,644 in
       1996)                                                                     57,806           32,350
   Mortgage loans on real estate, net of allowance for losses
     of $8,435 in 1997 and $6,879 in 1996                                       842,149          704,356
   Real estate (Note 1)                                                               -            5,498
   Policy loans                                                                  62,207           65,225
   Short-term investments                                                        47,507           39,991
   Other                                                                          3,424            3,830
                                                                       ------------------------------------
Total investments                                                             2,339,111        2,140,184





Accrued investment income                                                        18,520           18,539
Premium and other receivables                                                    10,606           11,817
Deferred policy acquisition costs                                               125,065          131,025
Property, equipment and software (Note 6)                                        16,753           18,890
Reinsurance recoverables:

   Paid benefits                                                                  6,588            3,948
   Benefits and claim reserves ceded                                             72,000           58,177
Other assets (Note 1)                                                            16,216           16,923
Assets held in separate accounts (Note 1)                                        76,964                -
                                                                       ------------------------------------
Total assets                                                                 $2,681,823       $2,399,503
                                                                       ====================================

                                                                                   DECEMBER 31
                                                                             1997              1996
                                                                       ------------------------------------
                                                                                 (In Thousands)

LIABILITIES AND STOCKHOLDER'S EQUITY
Future policy benefits:
   Life and annuity (Note 10)                                                $1,259,319       $1,192,497
   Health                                                                        87,883           75,914
Contract account balances                                                       699,244          636,656
Policy and contract claims                                                       58,381           58,617
Unearned revenues                                                                11,284           13,813
Other policyholder funds                                                         14,286           15,429
Outstanding checks in excess of bank balances                                     2,669            4,673
Current income taxes payable (Note 7)                                             2,158            4,345
Deferred income taxes (Note 7)                                                   12,244           14,912
Payable to affiliate (Note 10)                                                      799              972
Other liabilities                                                                72,858           44,808
Liabilities related to separate accounts (Note 1)                                76,964                -
                                                                       ------------------------------------
Total liabilities                                                             2,298,089        2,062,636

Commitments and contingencies (Note 5)

Stockholder's equity (Notes 2 and 11):
   Preferred stock of $1 par value; authorized 3,000,000

     shares, none issued and outstanding                                              -                -
   Common stock of $1 par value; authorized 24,000,000

     shares, 12,000,000 shares issued and outstanding

                                                                                 12,000           12,000
   Paid-in capital                                                               40,106           40,106
   Net unrealized gains (losses) on securities                                   14,364            3,686
   Retained earnings                                                            317,264          281,075
                                                                       ------------------------------------
Total stockholder's equity                                                      383,734          336,867
                                                                       ------------------------------------
Total liabilities and stockholder's equity                                   $2,681,823       $2,399,503
                                                                       ====================================

See accompanying notes.



                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)
                      Consolidated Statements of Operations

                                                                       YEAR ENDED DECEMBER 31
                                                              1997             1996              1995
                                                        -----------------------------------------------------
                                                                           (In Thousands)

Revenues:
   Premiums:
     Life and annuity                                         $154,602         $142,461         $130,360
     Health                                                     43,518           60,491           47,294
   Other insurance considerations                               37,928           38,780           37,183
   Net investment income (Note 3)                              167,346          145,629          124,605
   Realized gains, net (Note 3)                                  5,121            5,906            4,290
   Other income                                                 35,941           26,802           23,394
                                                        ---------------------------------------------------
Total revenues                                                 444,456          420,069          367,126

Benefits and expenses:

   Life and annuity benefits                                   126,345          122,915          111,734
   Health benefits                                              27,812           42,224           40,132
   Increase in policy liabilities including
     interest credited to account balances                     104,581           94,530           65,017
   Real estate expense, net                                        932              551              649
   Commissions                                                  53,622           55,180           54,176
   Increase in deferred policy acquisition costs                (1,229)          (5,459)         (16,366)
   Taxes, licenses and fees                                      4,654            5,229            5,251
   Other operating costs and expenses                           89,018           76,647           82,604
                                                        ---------------------------------------------------
Total benefits and expenses                                    405,735          391,817          343,197
                                                        ---------------------------------------------------

Earnings from continuing operations before income
   tax expense                                                  38,721           28,252           23,929
Income tax expense (Note 7)                                      2,532           10,168            8,503
                                                        ---------------------------------------------------
Earnings from continuing operations                             36,189           18,084           15,426

Discontinued operations (Note 12):
   Gain on sale of discontinued operations, net of
     income tax expense of $735 in 1996 and $3,352
     in 1995                                                         -            1,416            6,355
                                                        ---------------------------------------------------
Earnings from discontinued operations                                -            1,416            6,355
                                                        ---------------------------------------------------
Net earnings                                                 $  36,189        $  19,500        $  21,781
                                                        ===================================================

See accompanying notes.



                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)
                 Consolidated Statements of Stockholder's Equity

                                                                     YEAR ENDED DECEMBER 31
                                                            1997             1996              1995
                                                      -----------------------------------------------------
                                                                         (In Thousands)

Common stock:

   Balance at beginning and end of year                    $  12,000        $  12,000         $  12,000

Paid-in capital:
   Balance at beginning of year                               40,106           25,106            25,106
      Additional paid-in capital                                   -           15,000                 -
                                                      ----------------------------------------------------
   Balance at end of year                                     40,106           40,106            25,106

Net unrealized gains (losses) on securities:

   Balance at beginning of year                                3,686           15,297           (28,865)
     Change in net unrealized gains (losses)                  10,678          (11,611)           44,162
                                                      ----------------------------------------------------
   Balance at end of year                                     14,364            3,686            15,297

Retained earnings:

   Balance at beginning of year                              281,075          266,575           252,794
     Net earnings                                             36,189           19,500            21,781
     Dividends declared (Note 2)                                   -           (5,000)           (8,000)
                                                      ----------------------------------------------------
   Balance at end of year                                    317,264          281,075           266,575
                                                      ----------------------------------------------------
Total stockholder's equity                                  $383,734         $336,867          $318,978
                                                      ====================================================

See accompanying notes.



                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)
                      Consolidated Statements of Cash Flows

                                                                           YEAR ENDED DECEMBER 31
                                                                       1997         1996         1995

                                                                  -----------------------------------------
                                                                               (In Thousands)

OPERATING ACTIVITIES

Net earnings                                                        $  36,189     $  19,500    $  21,781
Adjustments to reconcile net earnings to net cash
   provided by operating activities:

     Deferred income tax (benefit)                                     (8,416)        4,146        7,025
     Realized gains, net                                               (5,121)       (5,906)      (4,290)
     Gain on disposal of discontinued segment                               -        (2,151)      (7,417)
     Discount accretion, net                                             (975)       (1,246)      (1,090)
     Policy loans lapsed in lieu of surrender benefits                  1,021         2,996        3,201
     Depreciation                                                       3,778         4,153        4,817
     Amortization                                                         782           782          782
     Changes in assets and liabilities:

       (Increase) decrease in accrued investment income                    19        (1,392)      (1,719)
       (Increase) decrease in receivables and reinsurance
         recoverables                                                 (15,425)        2,761      (19,425)
       Policy acquisition costs deferred                              (28,449)      (31,745)     (40,510)
       Policy acquisition costs amortized                              27,220        26,286       24,144
       (Increase) decrease in income taxes recoverable                 (2,187)        5,518       (4,546)
       Increase in accrued policy benefits, claim
         reserves, unearned revenues and policyholder funds            30,777        32,331        4,574
       Interest credited to policyholder accounts                      79,312        69,494       56,358
       Increase (decrease) in outstanding checks in excess of

         bank balances                                                 (2,004)          805        3,868
       Decrease in other assets and other liabilities, net              7,269           412        1,133
       Decrease in net asset of discontinued operations                     -             -        1,335
     Other, net                                                          (433)       (1,208)        (179)
                                                                  -----------------------------------------
Net cash provided by operating activities                             123,357       125,536       49,842

INVESTING ACTIVITIES
Purchases of investments:

   Securities available-for-sale:

     Fixed maturities                                                (464,419)     (527,172)    (592,373)
     Equity securities                                                (31,625)      (17,586)     (12,537)
   Mortgage and policy loans                                         (237,990)     (259,438)    (159,521)
   Other                                                                    -             -         (269)
Sales, calls or maturities of  investments:
 Maturities  and calls of securities
   available-for-sale:

     Fixed maturities                                                 167,000       117,057      108,472
     Equity securities                                                      -             -        2,031
   Sales of securities available-for-sale:

     Fixed maturities                                                 284,124       238,051      263,650
     Equity securities                                                 14,379        12,444        6,223
   Mortgage and policy loans                                           98,554        66,934       41,753
   Real estate                                                          5,854         2,194          502


                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)
                Consolidated Statements of Cash Flows (continued)



                                                                           YEAR ENDED DECEMBER 31
                                                                       1997         1996         1995

                                                                  -----------------------------------------
                                                                               (In Thousands)

INVESTING ACTIVITIES (CONTINUED)

Purchase of property, equipment and software                      $    (1,949)  $      (290)  $   (2,659)
Net (increase) decrease in short-term investments                      (7,516)       36,272       13,264
Proceeds from sale of discontinued operations                               -           632        5,426
Distributions from unconsolidated related parties                       1,514           718            2
                                                                  -----------------------------------------
Net cash used in investing activities                                (172,074)     (330,184)    (326,036)

FINANCING ACTIVITIES

Dividends paid                                                              -        (5,000)      (8,000)
Additional paid-in capital                                                  -        15,000            -
Deposits from interest sensitive and investment type contracts        323,487       381,865      401,681
Withdrawals from interest sensitive and investment type contracts    (295,633)     (187,217)    (120,956)
Net proceeds from reverse repurchase borrowing                         40,925        35,173            -
Retirement of reverse repurchase borrowing                            (20,062)      (35,173)           -
                                                                  -----------------------------------------
Net cash provided by financing activities                              48,717       204,648      272,725
                                                                  -----------------------------------------

Net decrease in cash                                                        -             -       (3,469)
Cash at beginning of year                                                   -             -        3,469
                                                                  =========================================
Cash at end of year                                               $           - $           -$           -
                                                                  =========================================


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
For purposes of the statements
of cash flows, Business Men's
   Assurance Company of America considers only cash on hand and demand deposits to be cash

Cash paid during the year for:

   Income taxes                                                     $  13,135    $    1,239   $    9,376
                                                                  =========================================

   Interest paid on reverse repurchase borrowing                  $       369   $       620  $           -
                                                                  =========================================

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND
FINANCING ACTIVITIES

Real estate acquired through foreclosure                           $    1,236    $    3,033   $    5,156
                                                                  =========================================

See accompanying notes.


                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)
                   Notes to Consolidated Financial Statements
                                December 31, 1997


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Business Men's Assurance Company of America (the Company) is a Missouri-domiciled life insurance company licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual and group insurance and investment products both directly, primarily distributed through general agencies, and through reinsurance assumptions. Assicurazioni Generali S.p.A. (Generali), an Italian insurer, is the ultimate parent company.

PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

The accompanying consolidated financial statements include the accounts of the Company and all majority-owned subsidiaries. All significant intercompany transactions have been eliminated in consolidation.

INVESTMENTS

The Company's entire investment portfolio is designated as available-for-sale. Changes in fair values of available-for-sale securities, after adjustment of deferred policy acquisition costs (DPAC) and deferred income taxes, are reported as unrealized gains or losses directly in stockholder's equity and, accordingly, have no effect on net income. The DPAC offset to the unrealized gains or losses represents valuation adjustments or reinstatements of DPAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The   amortized   cost   of   fixed   maturity    investments    classified   as
available-for-sale is adjusted for amortization of premiums and accretion of discounts. That amortization or accretion is included in net investment income.

Mortgage loans and mortgage-backed securities are carried at unpaid balances adjusted for accrual of discount and allowances for other than temporary decline in value. Policy loans are carried at unpaid balances.

Real estate is stated at the lower of cost or fair value. At December 31, 1997, no real estate was owned; at December 31, 1996, real estate was carried net of a valuation allowance of $2,344,000. Profit is recognized on real estate sales when down payment,

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

continuing investment and transfer of risk criteria have been satisfied. Property, equipment and software, and the home office building are generally valued at cost, including development costs, less allowances for depreciation and other than temporary decline in value.

Property, equipment and software are being depreciated over the estimated useful lives of the assets, principally on a straight-line basis. Depreciation rates on these assets are set forth in Note 6.

Realized gains and losses on sales of investments and declines in value considered to be other than temporary are recognized in net earnings on the specific identification basis.

USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

DEFERRED POLICY ACQUISITION COSTS

Certain commissions, expenses of the policy issue and underwriting departments and other variable expenses have been deferred. For limited payment and other traditional life insurance policies, these deferred acquisition costs are being amortized over a period of not more than 25 years in proportion to the ratio of the expected annual premium revenue to the expected total premium revenue. Expected premium revenue was estimated with the same assumptions used for computing liabilities for future policy benefits for these policies.

For universal life-type insurance and investment-type products, the deferred policy acquisition costs are amortized over a period of not more than 25 years in relation to the present value of estimated gross profits arising from estimates of mortality, interest, expense and surrender experience. The estimates of expected gross profits are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to current earnings.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Deferred  policy   acquisition   costs  are  evaluated  to  determine  that  the
unamortized portion of such costs does not exceed recoverable amounts after considering anticipated investment income.

RECOGNITION OF INSURANCE REVENUE AND RELATED EXPENSES

For limited payment and other traditional life insurance policies, premium income is reported as earned when due with past-due premiums being reserved. Profits are recognized over the life of these contracts by associating benefits and expenses with insurance in force for limited payment policies and with earned premiums for other traditional life policies. This association is accomplished by a provision for liability for future policy benefits and the amortization of policy acquisition costs. Accident and health premium revenue is recognized on a pro rata basis over the terms of the policies.

For universal life and investment-type policies, contract charges for mortality, surrender and expense, other than front-end expense charges, are reported as other insurance considerations revenue when charged to policyholders' accounts. Expenses consist primarily of benefit payments in excess of policyholder account values and interest credited to policyholder accounts. Profits are recognized over the life of universal life-type contracts through the amortization of policy acquisition costs and deferred front-end expense charges with estimated gross profits from mortality, interest, surrender and expense.

POLICY LIABILITIES AND CONTRACT VALUES

The liability for future policy benefits for limited payment and other traditional life insurance contracts has been computed primarily by a net level premium reserve method based on estimates of future investment yield, mortality and withdrawals made at the time gross premiums were calculated. Assumptions used in computing future policy benefits are as follows: interest rates range from 3.25% to 8.50%, depending on the year of issue; withdrawal rates for individual life policies issued in 1966 and after are based on Company experience, and policies issued prior to 1966 are based on industry tables; and mortality rates are based on mortality tables that consider Company experience. The liability for future policy benefits is graded to reserves stipulated by the policy over a period of 20 to 25 years or the end of the premium paying period, if less.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

For universal life and investment-type contracts, the account value before deduction of any surrender charges is held as the policy liability. An additional liability is established for deferred front-end expense charges on universal life-type policies. These expense charges are recognized in income as insurance considerations using the same assumptions as are used to amortize deferred policy acquisition costs.

Claims and benefits payable for reported disability income claims have been computed as the present value of expected future benefit payments based on estimates of future investment yields and claim termination rates. The amount of benefits payable included in the future policy benefit reserves and policy and contract claims for December 31, 1997 and 1996 was $47,211,000 and $38,694,000, respectively. Interest rates used in the calculation of future investment yields vary based on the year the claim was incurred and range from 3% to 8.75%. Claim termination rates are based on industry tables.

Other accident and health claims and benefits payable for reported claims and incurred but not reported claims are estimated using prior experience. The methods of calculating such estimates and establishing the related liabilities are periodically reviewed and updated. Any adjustments needed as a result of periodic reviews are reflected in current operations.

FEDERAL INCOME TAXES

Deferred federal income taxes have been provided in the consolidated financial statements to recognize temporary differences between the financial reporting and tax bases of assets and liabilities measured using enacted tax rates and laws (Note 7). Temporary differences are principally related to deferred policy acquisition costs, the provision for future policy benefits, accrual of discounts on investments, accelerated depreciation and unrealized investment gains and losses.

SEPARATE ACCOUNTS

These accounts arise from two lines of business, variable annuities and MBIA insured guaranteed investment contracts (GIC). The separate account assets are legally segregated and are not subject to the claims which may arise from any other business of the Company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The assets and liabilities of the variable line of business are reported at fair value since the underlying investment risks are assumed by the policyowners. Investment income and gains or losses arising from the variable line of business accrue directly to the policy owners and are, therefore, not included in investment earnings in the accompanying consolidated statement of operations. Revenues to the Company from variable products consist primarily of contract maintenance charges and administration fees. Separate account assets and liabilities for the variable line of business totaled $30,000 on December 31, 1997.

The assets of the MBIA GIC line of business are maintained at an amount equal to the related liabilities. These assets related to the MBIA GIC line of business include securities available-for-sale reported at fair value and mortgage loans carried at unpaid balances. Changes in fair values of available-for-sale securities, net of deferred income taxes, are reported as unrealized gains or losses directly in stockholders equity.

The liabilities are reported at the original deposit amount plus accrued interest guaranteed to the contractholders. Investment income and gains or losses arising from MBIA GIC investments are included in investment earnings in the accompanying consolidated statement of operations. The guaranteed interest payable is included in the increase in policy liabilities in the accompanying consolidated statement of operations. Separate account assets and liabilities for the MBIA GIC line of business totaled $76,934,000 on December 31, 1997.

INTANGIBLE ASSETS

Goodwill of $12,323,000, net of accumulated amortization of $3,325,000 resulting from the acquisition of a subsidiary, is included in other assets. Goodwill is being amortized over a period of 20 years on a straight-line basis, and amortization amounted to $782,000 for each of the years ended December 31, 1997, 1996 and 1995.

FAIR VALUES OF FINANCIAL INSTRUMENTS

Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosures about Fair Value of Financial
Instruments," requires disclosure of fair value information about financial instruments, whether or not

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company:



                                               DECEMBER 31, 1997                 DECEMBER 31, 1996
                                        --------------------------------- ---------------------------------
                                            CARRYING          FAIR            CARRYING          FAIR
                                             AMOUNT          VALUE             AMOUNT          VALUE
                                        --------------------------------- ---------------------------------
                                                                  (In Thousands)

Fixed maturities (Note 3)                    $1,326,018      $1,326,018        $1,288,934      $1,288,934
Equity securities (Note 3)                       57,806          57,806            32,350          32,350
Mortgage loans                                  842,149         867,552           704,356         707,915
Policy loans                                     62,207          57,491            65,225          60,735
Short-term investments                           47,507          47,507            39,991          39,991
Reinsurance recoverables:
   Paid benefits                                  6,588           6,588             3,948           3,948
   Benefits and claim reserves                   72,000          72,000            58,177          58,177
Assets held in separate accounts                 76,964          77,061                 -               -
Mortgage loan commitments (Note 5)                    -          74,469                 -          46,735
Investment-type insurance
   contracts (Note 4)                         1,277,362       1,256,129         1,097,821       1,078,326

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Investment securities: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

     Off-balance-sheet   instruments:   The  fair  value  for  outstanding  loan
     commitments approximates the amount committed, as all loan commitments were made within the last 60 days of the year.

     Mortgage loans and policy loans: The fair value for mortgage loans and policy loans is estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of accrued interest approximates its fair value.

     Flexible and single premium deferred annuities: The cash surrender value of flexible and single premium deferred annuities approximates their fair value.

     Guaranteed investment contracts: The fair value for the Company's liabilities under guaranteed investment contracts is estimated using discounted cash flow analyses, using interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

     Supplemental contracts without life contingencies: The carrying amounts of supplemental contracts without life contingencies approximate their fair values.

     Reinsurance recoverables: The carrying values of reinsurance recoverables approximate their fair values.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

In the normal course of business, the Company becomes a party to various financial transactions to reduce its exposure to fluctuations in interest rates. In 1997, the Company entered into interest rate swap contracts for the purpose of converting the variable interest

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

rate characteristics of certain investments to fixed rates to match those of the related insurance liabilities (guaranteed investment contracts) that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income as incurred. The notional amount of these contracts were $25,000,000 at December 31, 1997.

POSTRETIREMENT BENEFITS

The projected future cost of providing postretirement benefits, such as health care and life insurance, is recognized as an expense as employees render service. See Note 8 for further disclosures with respect to postretirement benefits other than pensions.

IMPAIRMENT OF LOANS

SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," and SFAS No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures," require that an impaired mortgage loan's fair value be measured based on the present value of future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or at the fair value of the collateral if the loan is collateral dependent. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as an allowance for mortgage loan losses. The change in the allowance for mortgage loan losses is reported with realized gains or losses on investments. Interest income on impaired loans is recognized on a cash basis.

PENDING ACCOUNTING STANDARD

SFAS No. 130, "Reporting Comprehensive Income," will be adopted in 1998 and will require disclosure of comprehensive income which includes the change in unrealized investment gains and losses. The comprehensive income amount is expected to be more volatile than net income.

RECLASSIFICATION

Certain amounts for 1996 and 1995 have been reclassified to conform to the current year presentation.

2. DIVIDEND LIMITATIONS

Missouri has legislation that requires prior reporting of all dividends to the Director of Insurance. The Company, as a regulated life insurance company, may pay a dividend from unassigned surplus without the approval of the Missouri Department of Insurance if the aggregate of all dividends paid during the preceding 12-month period does not exceed the greater of 10% of statutory stockholder's equity at the end of the preceding calendar year or the statutory net gain from operations for the preceding calendar year. A portion of the statutory equity of the Company that is available for dividends would be subject to additional federal income taxes should distribution be made from "policyholders' surplus" (see Note 7).

As of December 31, 1997 and 1996, the Company's statutory stockholder's equity was $188,193,000 and $171,240,000, respectively. Statutory net gain from operations and net income for each of the three years in the period ended December 31, 1997 were as follows:



                                                                     YEAR ENDED DECEMBER 31
                                                             1997             1996             1995
                                                      -----------------------------------------------------
                                                                         (In Thousands)

Net gain from operations                                     $18,545           $10,898          $8,309
Net income                                                    14,540            10,381           9,418

3. INVESTMENT OPERATIONS

The Company's investments in securities are summarized as follows:



                                                                  DECEMBER 31, 1997

                                            ---------------------------------------------------------------
                                                                 GROSS          GROSS
                                               AMORTIZED      UNREALIZED      UNREALIZED        FAIR
                                                  COST           GAINS          LOSSES          VALUE

                                            ---------------------------------------------------------------
                                                                    (In Thousands)

Fixed maturities:

   U.S. Treasury securities and obligations of U.S. government corporations and

     agencies                                 $     67,406       $  1,233     $    (46)     $     68,593
   Obligations of states and political
     subdivisions                                   36,053          1,472           (9)           37,516
   Debt securities issued by foreign
     governments                                     3,975            121         (126)            3,970
   Corporate securities                            427,242          8,955       (2,004)          434,193
   Mortgage-backed securities                      755,467         10,153       (2,330)          763,290
   Redeemable preferred stocks                      18,315            206          (65)           18,456
                                            ---------------------------------------------------------------
Total                                            1,308,458         22,140       (4,580)        1,326,018
Equity securities                                   46,807         12,419       (1,420)           57,806
                                            ---------------------------------------------------------------
                                                $1,355,265        $34,559      $(6,000)       $1,383,824
                                            ===============================================================


3. INVESTMENT OPERATIONS (CONTINUED)



                                                                  DECEMBER 31, 1996

                                            ---------------------------------------------------------------
                                                                 GROSS          GROSS
                                               AMORTIZED      UNREALIZED      UNREALIZED        FAIR
                                                  COST           GAINS          LOSSES          VALUE

                                            ---------------------------------------------------------------
                                                                    (In Thousands)

Fixed maturities:

   U.S. Treasury securities and obligations of U.S. government corporations and

     agencies                                  $   119,125       $  1,571     $     (802)    $   119,894
   Obligations of states and political
     subdivisions                                   40,052            773            (93)         40,732
   Debt securities issued by foreign
     governments                                     4,471            166           (267)          4,370
   Corporate securities                            426,286          6,472         (3,786)        428,972
   Mortgage-backed securities                      687,455          6,031         (8,147)        685,339
   Redeemable preferred stocks                       9,499            157            (29)          9,627
                                            ---------------------------------------------------------------
Total                                            1,286,888         15,170        (13,124)      1,288,934
Equity securities                                   28,644          4,875         (1,169)         32,350
                                            ---------------------------------------------------------------
                                                $1,315,532        $20,045       $(14,293)     $1,321,284
                                            ===============================================================

The amortized cost and estimated fair value of fixed maturity securities at December 31, 1997, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities have not been set forth in the following table, as such securities are not due at a single maturity date:

                                                       AMORTIZED COST       FAIR VALUE

                                                     ------------------------------------
                                                               (In Thousands)

Due in one year or less                                 $     59,899      $     59,517
Due after one year through five years                        140,594           142,573
Due after five years through 10 years                        266,145           271,715
Due after 10 years                                            86,353            88,923
                                                     ------------------------------------
                                                             552,991           562,728
Mortgage-backed securities                                   755,467           763,290
                                                     ------------------------------------
Total fixed maturity securities                           $1,308,458        $1,326,018
                                                     ====================================


3. INVESTMENT OPERATIONS (CONTINUED)

The majority of the Company's mortgage loan portfolio is secured by real estate. The following table presents information about the location of the real estate that secures mortgage loans in the Company's portfolio:


                                     CARRYING AMOUNT AS OF DECEMBER 31,
                                          1997              1996

                                    ------------------------------------
                                              (In Thousands)

State:

   California                             $  71,675        $  68,399
   Arizona                                   65,030           51,515
   Texas                                     60,821           59,404
   Missouri                                  51,839           34,400
   Oklahoma                                  47,569           32,809
   Florida                                   42,549           30,790
   Washington                                39,824           34,614
   Utah                                      37,821           25,383
   Kansas                                    34,267           34,069
   Other                                    390,754          332,973
                                    ------------------------------------
                                           $842,149         $704,356
                                    ====================================

The following table lists the Company's investment in impaired mortgage loans and related allowance for credit losses at December 31. The table also includes the average recorded investment in impaired loans and interest income on impaired loans:



                                                                     1997          1996         1995
                                                                ------------------------------------------
                                                                              (In Thousands)

Impaired mortgage loans                                               $1,069        $2,516        $5,160
Allowance for credit losses                                              244           691         1,651
                                                                -------------------------------------------
Net recorded investment in impaired loans                            $   825        $1,825        $3,509
                                                                ===========================================

Average recorded investment in impaired loans                         $1,325        $2,667        $2,902
                                                                ===========================================

Interest income on impaired loans                                   $     57       $   115       $   403
                                                                ===========================================



3. INVESTMENT OPERATIONS (CONTINUED)

Bonds,  mortgage  loans,   preferred  stocks  and  common  stocks  approximating
$4,600,000 and $4,200,000 were on deposit with regulatory authorities at December 31, 1997 and 1996, respectively.

Set forth below is a summary of consolidated net investment income for the years ended December 31:



                                                               1997            1996            1995
                                                          -------------------------------------------------
                                                                           (In Thousands)

Fixed maturities:

   Bonds                                                       $  92,741      $  86,066       $  73,930
   Redeemable preferred stocks                                     1,309            814           1,176

Equity securities:

   Common stocks                                                     793            579             521
   Nonredeemable preferred stocks                                    541            438             330
Mortgage loans on real estate                                     66,053         52,973          41,770
Policy loans                                                       3,906          3,953           3,952
Short-term investments                                             2,955          3,016           4,779
Other                                                              1,223            269             340
                                                          -------------------------------------------------
                                                                 169,521        148,108         126,798
Less:

   Investment income from discontinued operations                      -              -             211
   Investment expenses                                             2,175          2,479           1,982
                                                          =================================================
Net investment income from continuing operations                $167,346       $145,629        $124,605
                                                          =================================================


3. INVESTMENT OPERATIONS (CONTINUED)

Realized gains (losses) on securities disposed of during 1997, 1996 and 1995 consisted of the following:


                                                           1997              1996              1995

                                                   --------------------------------------------------------
                                                                       (In Thousands)

Fixed maturity securities:

   Gross realized gains                                   $10,499              $7,953          $10,246
   Gross realized losses                                   (4,690)             (1,622)          (4,388)
Equity securities:

   Gross realized gains                                     3,204               2,001            1,789
   Gross realized losses                                     (777)                  -             (376)
Other investments                                          (3,115)             (2,426)          (2,981)
                                                   --------------------------------------------------------
Net realized gains                                       $  5,121              $5,906         $  4,290
                                                   ========================================================

Sales of investments in securities in 1997, 1996 and 1995, excluding maturities and calls, resulted in gross realized gains of $8,362,000, $9,798,800 and $11,887,000 and gross realized losses of $1,017,000, $1,290,500 and $4,564,000 respectively.

The net carrying value of nonincome-producing investments at December 31, 1996, which were nonincome producing during the year, consisted of mortgage loans of $1,293,000 and bonds of $1,200,000. There were no nonincome producing investments at December 31, 1997.

4. INVESTMENT CONTRACTS

The  carrying  amounts  and  fair  values  of  the  Company's   liabilities  for
investment-type insurance contracts (included with future policy benefits and contract account balances in the balance sheet) at December 31 are as follows:



                                                        1997                             1996
                                           -------------------------------- --------------------------------
                                               CARRYING         FAIR           CARRYING          FAIR
                                                AMOUNT          VALUE           AMOUNT          VALUE
                                           -------------------------------- --------------------------------
                                                                    (In Thousands)

Guaranteed investment contracts               $   660,782     $   662,281      $   596,499    $   598,241
Flexible and single premium
   deferred annuities                             539,616         516,343          501,322        480,085
Separate accounts                                  76,964          77,505                -              -
                                           -----------------------------------------------------------------
Total investment-type insurance
   contracts                                   $1,277,362      $1,256,129       $1,097,821     $1,078,326
                                           =================================================================

4. INVESTMENT CONTRACTS (CONTINUED)

Fair values of the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

5. COMMITMENTS AND CONTINGENCIES

The Company leases equipment and certain office facilities from others under operating leases through 2003. Certain other equipment and facilities are rented monthly. Rental expense amounted to $2,137,000, $2,117,000 and $2,742,000 for the years ended December 31, 1997, 1996 and 1995, respectively. As of December 31, 1997, the minimum future payments under noncancelable operating leases for each of the next five years and in the aggregate subsequent to 2002 are as follows:

1998                                              $1,093,000
1999                                                 945,000
2000                                                 491,000
2001                                                 386,000
2002                                                 168,000
Subsequent to 2002                                     2,000
                                            ===================
Total                                             $3,085,000

                                            ===================

Total outstanding commitments to fund mortgage loans were $74,496,000 and $46,735,000 at December 31, 1997 and 1996, respectively.

The Company and its subsidiaries are parties to certain claims and legal actions arising during the ordinary course of business. In the opinion of management, after consulting with legal counsel, these matters will not have a materially adverse effect on the operations or financial position of the Company.

6. PROPERTY, EQUIPMENT AND SOFTWARE

A summary of property, equipment and software at December 31 and their respective depreciation rates is as follows:


                                                        RATE OF
                                                      DEPRECIATION            1997             1996
                                                   ------------------- ------------------------------------
                                                                                 (In Thousands)

Home office building, including land with

   a cost of $425,000                                      2%                 $23,158           $23,158
Other real estate not held-for-sale or
   rental                                                  4%                     973             1,126
Less accumulated depreciation                                                 (12,530)          (11,963)
                                                                       ------------------------------------
                                                                               11,601            12,321

Equipment and software                                   5%-33%                23,937            29,010
Less accumulated depreciation                                                 (18,785)          (22,441)
                                                                       ------------------------------------
                                                                                5,152             6,569
                                                                       ------------------------------------
Total property, equipment and software                                        $16,753           $18,890
                                                                       ====================================

7. FEDERAL INCOME TAXES

The components of the provision for income taxes and the temporary differences generating deferred income taxes for the years ended December 31 are as follows:



                                                                 1997           1996            1995
                                                            -----------------------------------------------
                                                                            (In Thousands)

Current                                                           $10,948       $  6,757       $  4,830

Deferred:

   Deferred policy acquisition costs                                  143          1,322          4,139
   Future policy benefits                                           3,783          2,424          4,010
   Accrual of discount                                                197            408            494
   Tax on realized gains greater than book                            571         (1,076)        (1,034)
   Recognition of tax effect previously  deferred on sale of
      affiliate stock in prior period                             (11,169)             -              -
   Employee benefit plans                                          (2,206)            86           (148)
   Other, net                                                         265            982           (436)
                                                            -----------------------------------------------
                                                                   (8,416)         4,146          7,025
                                                            -----------------------------------------------
Total                                                               2,532         10,903         11,855

Less taxes from discontinued operations:

   Current                                                              -           (149)         1,539
   Deferred                                                             -            884          1,813
                                                            -----------------------------------------------
                                                                        -            735          3,352
                                                            -----------------------------------------------
Total taxes from continuing operations                           $  2,532        $10,168       $  8,503
                                                            ===============================================

The Company did not record any valuation allowances against deferred tax assets at December 31, 1995, 1996 or 1997.

7. FEDERAL INCOME TAXES (CONTINUED)

Total taxes vary from the amounts computed by applying the federal income tax rate of 35% to earnings from continuing operations for the following reasons:



                                                                       1997         1996         1995
                                                                  -----------------------------------------
                                                                               (In Thousands)

Application of statutory rate to earnings before taxes

   on income                                                          $13,552      $  9,888       $8,375
Tax-exempt municipal bond interest and dividends
   received deductions                                                   (361)         (291)        (293)
Recognition of tax effect previously  deferred on sale of
   affiliate stock in a prior period                                  (11,169)            -            -
Other                                                                     510           571          421
                                                                  -----------------------------------------
                                                                     $  2,532       $10,168       $8,503
                                                                  =========================================

The significant components comprising the Company's deferred tax assets and liabilities as of December 31, 1997 and 1996 are as follows:



                                                                         1997                 1996
                                                                 ------------------------------------------
Deferred tax liabilities:

   Deferred acquisition costs                                             $29,641              $27,426
   Tax effect of sale of affiliates stock                                       -               14,169
   Unrealized investment gains and losses                                   7,735                1,987
   Other                                                                    9,655                5,532
                                                                 ------------------------------------------
Total deferred tax liability                                               47,031               49,114

Deferred tax assets:

   Reserve for future policy benefits                                      21,411               23,012
   Accrued expenses                                                         8,504                6,636
   Other                                                                    4,872                4,554
                                                                 ------------------------------------------
Total deferred tax assets                                                  34,787               34,202
                                                                 ==========================================
Net deferred tax liability                                                $12,244              $14,912
                                                                 ==========================================

7. FEDERAL INCOME TAXES (CONTINUED)

Certain amounts that were not currently taxed under pre-1984 tax law were credited to a "policyholders' surplus" account. This account is frozen under the 1984 Tax Act and is taxable only when distributed to stockholders at which time it is taxed at regular corporate rates. The "policyholders' surplus" of the Company approximates $87,000,000. The Company has no present plan for distributing the amount in "policyholders' surplus." Consequently, no provision has been made in the consolidated financial statements for the taxes thereon. However, if such taxes were assessed, the amount of taxes payable would be approximately $30,000,000.

Earnings taxed on a current basis are accumulated in a "shareholder's surplus" account and can be distributed to the shareholder without tax. The shareholder's surplus amounted to approximately $247,000,000 at December 31, 1997.

8. BENEFIT PLANS

TRUSTEED EMPLOYEE RETIREMENT PLAN AND JONES & BABSON, INC. PENSION PLAN

The Company has a trusteed employee retirement plan for the benefit of salaried employees who have reached age 21 and who have completed one year of service. The plan, which is administered by an Employees' Retirement Committee consisting of at least three officers appointed by the Board of Directors of the Company, provides for normal retirement at age 65 or earlier retirement based on minimum age and service requirements. Retirement may be deferred to age 70. Upon retirement, the retirees receive monthly benefit payments from the plan's BMA group pension investment contract. During 1997, approximately $4.3 million of annual benefits were covered by a group pension investment contract issued by the Company. Assets of the plan, primarily equities, are held by three trustees appointed by the Board of Directors.

The Company's subsidiary, Jones & Babson, Inc., had a pension plan covering substantially all employees. As of January 5, 1995, that plan was merged into the trusteed plan for BMA salaried employees. The benefits for the Jones & Babson, Inc. employees in the merged plan were the same as provided in the previous Jones & Babson, Inc. pension plan. Effective January 1, 1997, the benefit formula for the Jones & Babson, Inc.

8. BENEFIT PLANS (CONTINUED)

employees was changed to be identical with the benefit formula used for BMA employees. All benefits accrued prior to January 1, 1997 have been preserved. Employees of the Company's subsidiary, BMA Financial Services, Inc., became eligible to participate in the Company's plan effective January 1, 1995.

The following table sets forth the plan's funded status at December 31:



                                                                                  1997           1996
                                                                             ------------------------------
                                                                                     (In Thousands)

Actuarial present value of accumulated benefit obligations:

   Vested                                                                         $ 50,968       $ 45,377
   Non-vested                                                                        1,397          1,296
                                                                             ------------------------------
Total                                                                             $ 52,365       $ 46,673
                                                                             ==============================

Projected benefit obligation for service rendered to date                         $(62,683)      $(57,186)
Plan assets at fair value                                                           85,605         79,679
                                                                             ------------------------------
Plan assets in excess of projected benefit obligation                               22,922         22,493

Unrecognized net gain from past experience different from that assumed

   and effects of changes in assumptions                                           (23,519)       (24,732)
Prior service cost not yet recognized in net periodic
   pension cost                                                                      2,034          2,607
Unrecognized net asset at January 1, 1987 being recognized over
   15 years                                                                         (1,177)        (1,471)
Adjustment to recognize minimum liability                                              (50)           (57)
                                                                             ------------------------------
Prepaid (accrued) pension cost                                                  $      210      $  (1,160)
                                                                             ==============================



                                                                     1997          1996           1995
                                                                --------------------------------------------
Net pension cost included the following components:

   Service cost - benefits earned during the period                  $  1,767        $1,797       $  1,758
   Interest cost on projected benefit obligation                        4,374         4,195          4,089
   Actual return on plan assets                                       (10,316)       (9,745)       (12,888)
   Net amortization and deferral                                        2,812         3,102          7,019
                                                                --------------------------------------------
Net pension benefit                                                  $ (1,363)      $  (651)    $      (22)
                                                                ============================================

8. BENEFIT PLANS (CONTINUED)

In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 7.5% for 1997, 8% for 1996 and 7.5% for 1995, and the rate of increase in future compensation levels used was 5% for 1997, 5.5% for 1996 and 5% for 1995. The expected long-term rate of return on assets was 8% in 1997, 1996 and 1995.

SUPPLEMENTAL RETIREMENT PROGRAMS AND DEFERRED COMPENSATION PLAN

The Company has supplemental retirement programs for senior executive officers and for group sales managers and group sales persons who are participants in the trusteed retirement plan. These programs are not qualified under Section 401(a) of the Internal Revenue Code and are not prefunded. Benefits are paid directly by the Company as they become due. Benefits are equal to an amount computed on the same basis as under the trusteed retirement plan (except incentive compensation is included and limitations under Sections 401 and 415 of the Internal Revenue Code are not considered) less the actual benefit payable under the trusteed plan.

The Company also has a deferred compensation plan for the Company's managers that provides retirement benefits based on renewal premium income at retirement resulting from the sales unit developed by the manager. This program is not qualified under Section 401(a) of the Internal Revenue Code and is not prefunded. As of January 1, 1987, the plan was frozen with respect to new entrants. Currently, there are two managers who have not retired and will be entitled to future benefits under the program. The actuarial present value of benefits shown below includes these active managers, as well as all managers who have retired and are entitled to benefits under the program.

8. BENEFIT PLANS (CONTINUED)

The following table sets forth the combined supplemental retirement programs' and deferred compensation plan's funded status at December 31:



                                                                                   1997          1996
                                                                              -----------------------------
                                                                                     (In Thousands)

Actuarial present value of accumulated benefit obligations:

   Vested                                                                        $   9,964     $   8,535
   Non-vested                                                                          136           234
                                                                              -----------------------------
Total                                                                             $ 10,100     $   8,769
                                                                              =============================


Projected benefit obligation for service rendered to date                         $(11,281)     $(10,178)
Unrecognized net loss from past experience different from that assumed
   and effects of changes in assumptions                                             2,260         1,319
Prior service cost not yet recognized in net periodic pension
   cost                                                                                678           856
Unrecognized net obligation at January 1, 1987 being recognized
   over 15 years                                                                       729           911
Adjustment required to recognize minimum liability                                  (2,486)       (1,677)
                                                                              -----------------------------
Accrued pension liability                                                         $(10,100)    $  (8,769)
                                                                              =============================



                                                                      1997          1996         1995
                                                                 ------------------------------------------
Net pension cost included the following components:

   Service cost - benefits earned during the period                  $   190       $   189       $   197
   Interest cost on projected benefit obligation                         783           761           651
   Net amortization and deferral                                         469           513           371
                                                                 ------------------------------------------
Net pension cost                                                      $1,442        $1,463        $1,219
                                                                 ==========================================

In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 7.5% for 1997, 8% for 1996 and 7.5% for 1995. The rate of increase in future compensation levels used was 5% for 1997, 5.5% for 1996 and 5% for 1995.

8. BENEFIT PLANS (CONTINUED)

SAVINGS AND INVESTMENT PLANS

The Company has savings and investment plans qualifying under Section 401(k) of the Internal Revenue Code. Employees and sales representatives are eligible to participate after one year of service. Participant contributions are invested by the trustees for the plans at the direction of the participant in any one or more of four investment funds. The Company makes matching contributions in varying amounts. The Company's matching contributions amounted to $1,099,000 in 1997, $1,284,000 in 1996 and $1,336,000 in 1995. Participants are fully vested in the Company match after five years of service.

The Company has a field force retirement plan for the benefit of agents and managers. The plan is a defined contribution plan with contributions made entirely by the Company. Each agent or manager under a standard contract with one year of service with the Company is eligible to participate. The Company makes an annual contribution for each participant equal to 3% of eligible earnings up to the Social Security wage base and 6% of eligible earnings which are in excess of the Social Security wage base. Each participant is fully vested in his retirement account after five years of service. Assets of the plan are deposited in a retirement trust fund and maintained by the plan trustees who are appointed by the Company. The Company incurred costs related to this plan of $230,000 in 1997, $225,000 in 1996 and $420,000 in 1995.

DEFINED BENEFIT HEALTH CARE PLAN

In addition to the Company's other benefit plans, the Company sponsors an unfunded defined benefit health care plan that provides postretirement medical benefits to full-time employees for whom the sum of the employee's age and years of service equals or exceeds 75, with a minimum age requirement of 50 and at least 10 years of service. The plan is contributory, with retiree contributions adjusted annually, and contains other cost-sharing features such as deductibles and coinsurance. The accounting for the plan anticipates a future cost-sharing arrangement with retirees that is consistent with the Company's past practices.

8. BENEFIT PLANS (CONTINUED)

The following table presents the plan's funded status at December 31:



                                                                               1997            1996
                                                                          ---------------------------------
                                                                                   (In Thousands)

Accumulated postretirement benefit obligation:

   Retirees                                                                     $  9,636        $10,199
   Active plan participants                                                        1,854          2,054
                                                                          ---------------------------------
                                                                                  11,490         12,253

Plan assets at fair value                                                              -              -

                                                                          ---------------------------------
Accumulated postretirement benefit obligation in excess of plan

   assets                                                                         11,490         12,253
Unrecognized net loss                                                               (268)          (125)
Unrecognized transition obligation                                                (4,872)        (5,199)
Unrecognized prior service costs                                                  (2,808)        (4,008)
                                                                          ---------------------------------
Accrued postretirement benefit cost                                             $  3,542       $  2,921
                                                                          =================================

Net periodic postretirement benefit cost includes the following components:



                                                                       1997         1996         1995
                                                                  -----------------------------------------
                                                                               (In Thousands)

Service cost                                                          $   122       $   118      $   153
Interest cost                                                             878           867          771
Amortization of transition obligation over 20 years                       327           327          511
Amortization of past service costs                                        407           407            -
                                                                  -----------------------------------------
Net periodic postretirement benefit cost                               $1,734        $1,719       $1,435
                                                                  =========================================

The weighted-average annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) varies per year, equal to the maximum contractual increase of the Company's contribution. Because the Company's future contributions are contractually limited as discussed above, an increase in the health care cost trend rate has a minimal impact on expected benefit payments.

8. BENEFIT PLANS (CONTINUED)

The   weighted-average   discount  rate  used  in  determining  the  accumulated
postretirement benefit obligation was 7.25%, 7.5% and 7.5% at December 31, 1997, 1996 and 1995 respectively.

During the year ended December 31, 1995, the Company recognized a reduction in the accumulated postretirement benefit obligation of approximately $3,165,000 from a curtailment of the plan due to the disposal of its medical line of business. The decrease in the accumulated postretirement benefit obligation has been directly offset by a reduction of the remaining unrecognized transition obligation. The Company also adopted certain plan amendments during 1995 that resulted in an increase to the accumulated postretirement benefit obligation of approximately $4,415,000 related to prior service rendered by plan participants. This amount has been deferred and will be amortized over the remaining service period of active plan participants.

9. REINSURANCE

The Company actively solicits reinsurance from other companies. The Company also cedes portions of the insurance it writes as described in the next paragraph. The effect of reinsurance on premiums earned from continuing operations was as follows:


                                                                  1997           1996           1995
                                                             ----------------------------------------------
                                                                            (In Thousands)

Direct                                                            $118,192       $124,912       $153,476
Assumed                                                            134,541        116,154        102,212
Ceded                                                              (54,613)       (38,114)       (77,604)
                                                             ----------------------------------------------
Total net premium                                                  198,120        202,952        178,084
Less net premium from discontinued operations                            -              -            430
                                                             ----------------------------------------------
Total net premium from continuing operations                      $198,120       $202,952       $177,654
                                                             ==============================================

The Company reinsures with other companies portions of the insurance it writes, thereby limiting its exposure on larger risks. Normal retentions without reinsurance are $750,000 on an individual life policy, $750,000 on individual life insurance assumed and $200,000 on an individual life insured under a single group life policy. As of December 31, 1997, the Company had ceded to other life insurance companies individual life insurance in force of approximately $24.1 billion and group life of approximately $654 million.

9. REINSURANCE (CONTINUED)

Benefits and reserves ceded to other insurers amounted to $42,069,000, $28,132,000 and $53,672,000 during the years ended December 31, 1997, 1996 and
1995, respectively. At December 31, 1997 and 1996, policy reserves ceded to other insurers were $55,568,000 and $43,573,000, respectively. Claim reserves ceded amounted to $16,432,000 and $14,604,000 at December 31, 1997 and 1996,
respectively. The Company remains contingently liable on all reinsurance ceded by it to others. This contingent liability would become an actual liability in the event an assuming reinsurer should fail to perform its obligations under its reinsurance agreement with the Company.

10. RELATED-PARTY TRANSACTIONS

The Company reimburses Generali's U.S. branch for certain expenses incurred on the Company's behalf. These expenses were not material in 1997, 1996 or 1995. The Company retrocedes a portion of the life insurance it assumes to Generali. In accordance with this agreement, the Company ceded premiums of $873,000, $1,035,000 and $1,023,000 during 1997, 1996 and 1995, respectively. The Company ceded no claims during 1997, 1996 or 1995.

In 1995, the Company entered into a modified coinsurance agreement with Generali to cede 50% of certain single-premium deferred annuity contracts issued. In accordance with this agreement, $35 million, $60 million and $137 million in account balances were ceded to Generali in 1997, 1996 and 1995, respectively, and Generali loaned such amounts back to the Company. Account balances ceded and loaned back at December 31, 1997 and 1996 were $213 million and $193 million, respectively. The recoverable amount from Generali was offset against the loan. The net expense related to this agreement was $1,895,000, $1,344,000 and $136,000 for the years ended December 31, 1997, 1996 and 1995, respectively. The Company held payables to Generali of $799,000 and $972,000 at December 31, 1997 and 1996, respectively.

11. STOCKHOLDER'S EQUITY

The components of the balance sheet caption "net unrealized gain on securities" in stockholder's equity are summarized as follows:



                                                                             1997              1996
                                                                       ------------------------------------
                                                                                 (In Thousands)

Net unrealized gains (losses) on securities:

   Fixed maturities                                                           $17,560           $2,046
   Equity securities                                                           10,999            3,706
   Securities held in separate account                                            334                -
                                                                       ------------------------------------
Net unrealized gains (losses)                                                  28,893            5,752

Adjustment to deferred policy acquisition costs                                (7,224)             (35)
Adjustment to unearned revenue reserve                                            430              (44)
Deferred income taxes                                                          (7,735)          (1,987)
                                                                       ------------------------------------
Net unrealized gains (losses)                                                 $14,364           $3,686
                                                                       ====================================


12. DISCONTINUED OPERATIONS

In June of 1994, the Company adopted a plan to dispose of its medical line of business. Accordingly, the medical line of business was considered a discontinued operation for the years ended 1996 and 1995, and the consolidated financial statements report separately the net assets and operating results of the discontinued operations.

During 1994, the Company entered into an agreement to dispose of the Company's Kansas and Missouri group medical business and sell the Company's wholly-owned HMO, BMA Selectcare. The transaction closed on December 31, 1994. The agreement provided for the full reinsurance of the Company's Kansas and Missouri group medical business through the renewal dates of the related group contracts. The estimated gain on disposal of this business was recorded in 1994. An additional gain of $661,000, net of tax, was recorded in 1995 reflecting various adjustments to initial estimates.

The Company also entered into an agreement during 1994 to dispose of the remainder of its medical line of business effective January 1, 1995. This transaction closed January 31, 1995 and, accordingly, was reflected in the 1995 financial statements. The agreement provided for the reinsurance of substantially all of the Company's remaining group and

12. DISCONTINUED OPERATIONS (CONTINUED)

individual medical business through the renewal dates of the related contracts. Under the agreement, the Company continued to remain primarily liable for claims, billing and receipts through the next anniversary dates of the policies reinsured. The estimated gain on disposal of this business of $5,694,000, net of income taxes, was recorded in 1995. An additional gain of $1,416,000, net of income taxes, was recorded in 1996 reflecting various adjustments to initial estimates.

13. IMPACT OF YEAR 2000 (UNAUDITED)

Some of the Company's computer systems were written using two digits rather than four to define the applicable year. As a result, those computer systems will not recognize the year 2000 which, if not corrected, could cause disruptions of operations, including, among other things, an inability to process transactions or engage in similar normal business activities.

The Company has developed a plan to modify its information technology to be ready for the year 2000 and has begun converting critical data processing systems. The Company currently expects the project to be substantially complete by late 1998 which is prior to any anticipated impact on its operating systems. Based on this plan, the Company does not believe that the costs to complete such system modifications or replacements will be material to the Company's financial statements.